UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 2, 2010

Medefile International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	033-25126 D	85-0368333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30q Yamato Road Suite 315 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 912-3393

(Former name or former address, if changed since last report)
Copies to: Richard A. Friedman, Esq. Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, New York 10006 Telephone: (212) 930-9700

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

On August 2, 2010, the board of directors of Medefile International, Inc. (the “Company”) dismissed L.L. Bradford & Company, LLC (“L.L. Bradford”) as the Company’s independent registered public accounting firm.

During the fiscal year ended December 31, 2009, and any subsequent period through August 2, 2010, (i) there were no disagreements between the Company and L.L. Bradford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of L.L. Bradford would have caused L.L. Bradford to make reference to the matter in its reports on the Company's financial statements, and (ii) L.L. Bradford’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2009 and through August 2, 2010, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On August 2, 2010, the Company provided L.L. Bradford with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that L.L. Bradford furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated August 4, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On August 2, 2010, the Company engaged Mallah Furman & Company PA (“Mallah Furman”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2010. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on August 2, 2010.

During the year ended December 31, 2009 and any subsequent period through August 2, 2010 the Company did not consult with Mallah Furman regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

 (d)           Exhibits.

Exhibit No.	Description
16.1	Letter from L.L. Bradford & Company, LLC dated August 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDEFILE INTERNATIONAL, INC.

Date: August 5, 2010	By:	/s/ Milton Hauser
Name: Milton Hauser Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from L.L. Bradford & Company, LLC dated August 4, 2010